# VERSES

# March 2026 Update

**10-March-2026**

OTCQB:**VRSSF**

CBOE:**VERS**

# Forward Looking Information Disclaimer

VERSES

This presentation contains "forward-looking information" and "forward-looking statements" within the meaning of applicable securities legislation (collectively, "forward-looking statements"). Forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budgets", "scheduled", "estimates", "forecasts", "predicts", "projects", "intends", "targets", "aims", "anticipates" or "believes" or variations (including negative variations) of such words and phrases or may be identified by statements to the effect that certain actions "may", "could", "should", "would", "might" or "will" be taken, occur or be achieved.

Forward-looking statements are based on a number of assumptions of management, which are subject to a variety of known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking statements. Factors that could affect our actual results include, among others, those that are discussed under the heading "Risk Factors" in our most recently filed reports with the United States Securities and Exchange Commission, including our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K.

The forward-looking statements contained in this webinar represent management's best judgment based on information currently available. No forward-looking statement can be guaranteed and actual future results may vary materially. Accordingly, you are advised not to place undue reliance on forward-looking statements. The forward-looking statements herein are made as of the date of this presentation only, and the Company does not assume any obligation to update or revise them to reflect new information, estimates or opinions, future events or results or otherwise, except as required by applicable law.

# Agenda

1. IEEE Spectrum
2. Technology update
3. Questions and answers

# IEEE Spectrum

- VERSES spatial web featured in the 380,000 circulation print edition of IEEE Spectrum.



THE SPATIAL WEB WILL INTEGRATE
WITHIN YEARS
Smart Homes Coordinate Resources and Negotiate With the Grid
Lunar Rovers Collaborate on Shared Moon Missions

# Technology Overview

# Active Inference

- Our brains constantly make predictions about the world around us.
- Most AI systems today fail to retain feedback, adjust to context, or improve over time.
- Active inference is how all natural systems—humans, animals, plants—address the volatile, uncertain, complex, and ambiguous world around them.


Real-Time
Incoming Data
Model
Active Inference
Loop
PREDICTION
ACTION
UPDATE

# Scaling Active Inference

Three solutions to the scaling challenge:

1. **Level of detail.**
2. **Specialization.**
3. **Network effects.**


Object-Object Interactions
sMM
iMM
rMM
tMM
a
b
c
d
e


Prediction & Planning
tMM
Frontal Lobe
Parietal Lobe
Reasoning
rMM
Temporal Lobe
Occipital Lobe
Vision
sMM
Memory
iMM

**Genius AXIOM model uses specialized modules to break up problems.**

# Genius™ Modules

Genius has four modules:

1. Sense
2. Think
3. Act
4. Share



0
250
500
750
1000
1250
1500
1750
0
500
1000
Robot

**Genius Sense can help a robot efficiently explore a room and update its map in real time.**

# Genius: Customer Use

1. Services and implementation (e.g. financial services customer).

2. Software licences.



VERSES
Baseline 1
Baseline 2
2.0
1.8
1.6
1.4
1.2
1.0
2019
2020
2021
2022
2023
2024

# ARC-AGI-3

- ARC-AGI 3 is a test of human-like intelligence.
- Tasks that are deliberately designed to show the gap between cutting edge AI systems and human intelligence.
- ARC-AGI-3 ARC measures success on the axes of cost - and ability to perform tasks. These are areas we believe are advantageous to us.


VB

‹ All Posts

Featured

**Google launches Gemini 3.1 Pro, retaking AI crown with 2X+ reasoning performance boost**

Carl Franzen

February 19, 2026

# Our Technology In More Depth

Example areas for future webinars:

- Models in detail (e.g. VBGS)
- Research partnerships (e.g. dAIEDGE).
- Genius demo.
- ARC-AGI-3



cloudy
rain
sprinkler
wet_grass
What do you want to observe?
cloudy
rain
sprinkler
wet_grass
Results
0.003S
EXECUTION TIME
0 MB
MEMORY USED
Evidence:
"sprinkler": "off"
Probabilities:
35.71%
NO
64.29%
YES

**Genius model builder**

# Questions

# Next Call April 14, 2026

VERSES

## April 2026 Update

**21-April-2026**

OTCQB:**VRSSF**
CBOE:**VERS**